UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2005

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.01.  Completion of Acquisition of Assets.

The Company reported in a Form 8-K filed on August 2, 2005, that it would file financial statements and pro forma financial statements for Public Media, Inc. d.b.a. Home Vision Entertainment.  This Form 8-K/A is being filed to reflect such financial statements and pro forma financial information.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial statements of business acquired.

Audited financial statements of Public Media, Inc. as of and for the years ended December 31, 2004 and 2003 are filed herewith as Exhibit 99.1.

Unaudited financial statements of Public Media, Inc. as of June 30, 2005 and for the three and six months ended June 30, 2005 and 2004 are filed herewith as Exhibit 99.2.

(b)         Pro forma financial information.

Unaudited pro forma consolidated financial statements are filed herewith as Exhibit 99.3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated:	October 14, 2005	By:	/s/ JEFF M. FRAMER
			Name:	Jeff M. Framer
			Title:	Chief Financial Officer